UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 10, 2004

                        Gladstone Commercial Corporation
             (Exact name of registrant as specified in its chapter)

          Maryland                      0-50363                   020681276
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

      1616 Anderson Road, Suite 208
            McLean, Virginia                                       22102
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (703) 286-7000


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Item 7. Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits.

                  Exhibit No.    Description
                  -----------    -----------

                  99.1           Press release dated March 10, 2004

Item 12. Results of Operations and Financial Condition.

On March 10, 2004, Gladstone Commercial Corporation issued a press release announcing its financial results for the period ended February 14, 2003 (inception) through December 31, 2003. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Gladstone Commercial Corporation
                                                     (Registrant)

March 10, 2004                        By: /s/ Harry Brill
                                          -------------------------------------
                                          (Harry Brill, Chief Financial Officer)


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                                 EXHIBIT INDEX                              99.1

Exhibit No.       Description
-----------       -----------

99.1              Press release dated March 10, 2004

Press Release for March 10, 2004
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